Exhibit 10.32

XG SCIENCES, INC.

SUBSCRIPTION AGREEMENT

FOR ACCREDITED INVESTORS UNDER REGULATION D

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY U.S. STATE OR ANY OTHER JURISDICTION. THERE ARE FURTHER RESTRICTIONS ON THE TRANSFERABILITY OF THE SECURITIES DESCRIBED HEREIN.

THE PURCHASE OF THE SECURITIES INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY ACCREDITED INVESTORS WHO CAN BEAR THE RISK OF THE LOSS OF THEIR ENTIRE INVESTMENT.

Ladies/Gentlemen:

Pursuant to a Confidential Private Placement Memorandum dated April 18, 2015 (the “PPM”), XG Sciences, Inc., a Michigan corporation (the “Company”) is selling in this offering (this “Offering”) up to $18,000,000 in units (“Units”). Each Unit shall consist of (i) one share of the Company’s Series B convertible preferred stock, no par value per share (the “Series B Preferred Stock”) which shall be convertible into shares of the Company’s common stock, no par value per share (“Common Stock”), and (ii) subject to the terms herein and in the PPM, corresponding warrants in the form of Exhibit D hereto (“Warrants” and together with the Series B Preferred Stock, the “Securities”) to purchase Common Stock, and is being offered at a price of $16 per Unit, to persons who are “accredited investors” as such term is defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The Company reserves the right to increase or decrease the amount of the Offering at its sole discretion. The Series B Preferred Stock have the rights and preferences which are set forth in the Certificate of Designations of Series B Convertible Preferred Stock, a copy of which is attached hereto as Exhibit A (the “Certificate of Designations”).

1.	Subscription.

1.1           The undersigned hereby subscribes for the number of Securities set forth on the signature page below at a purchase price of $16.00 per Unit. The undersigned acknowledges and agrees that the Company will only issue Warrants to purchase Common Stock, at a strike price of $16/share, in amounts as listed below to those investors who meet the criteria below, provided that investors may only qualify for one criteria at the time of funding of their investment (i.e., not two or three of such criteria):

•	85% Warrant coverage will be granted to those investors who consummate an investment in Series B Preferred Stock prior to 5:00 PM ET on Thursday, April 30, 2015;

•	50% Warrant coverage will be granted to those investors who consummate an investment in Series B Preferred Stock prior to 5:00 PM ET on Tuesday, June 30, 2015; and

•	15% Warrant coverage will be granted to those investors who consummate an investment in Series B Preferred Stock prior to 5:00 PM ET on Monday, August 31, 2015.

Thus, the number of shares of Common Stock issuable in any Warrant will be determined by multiplying the applicable Warrant coverage percentage by the number of shares of Series B Preferred Stock purchased by an investor. Such Warrants will have a seven (7) year term and will contain a provision that allows for a net exercise of the Warrants by the holder and that to the extent any of such warrants are “in the money” at expiration, the Company will automatically effect a “net exercise” of such Warrants on behalf of the holder. The Company reserves the right to alter this Warrant coverage at any time in its discretion.

1.2           If the undersigned is paying with a check or money order, enclosed is a check or money order payable to the order of XG Sciences, Inc., in the amount set forth on the signature page below as payment in full of the total purchase price of the Securities subscribed for.

1.3           If the undersigned in paying by wire transfer, the understand shall effect a wire transfer in the amount set forth on the signature page below as payment in full of the total purchase price of the Securities subscribed for to the bank account set forth in and in accordance with the wire instructions detailed in Exhibit B.

1.4           The subscription amount tendered by the undersigned will be deposited by the Company into a non-interest bearing account when received.

1.5           The Company expects to utilize the subscription funds received from this Offering to expand capacity and invest in capital equipment. The remaining funds will be used to fund general Company operations and may be spent for salaries and wages, sales and marketing, research and development, or general corporate purposes as determined by management.

2.	Subscriber’s Acknowledgments and Agreements.

The undersigned understands, acknowledges and agrees that:

2.1           This subscription may be accepted or rejected in whole or in part by the Company, in its sole discretion. The Company may also terminate the Offering at any time, and may increase or decrease the size of the Offering at its sole discretion.

2.2           Except as provided under applicable securities laws, this subscription is and shall be irrevocable except that (a) the undersigned’s execution and delivery of this Subscription Agreement will not constitute an agreement between the Company and the undersigned until this Subscription Agreement is accepted on behalf of the Company and, if not so accepted, the undersigned’s subscription and obligations hereunder will terminate and (b) the undersigned can, at any time prior to acceptance of this Subscription Agreement, request in writing that the undersigned be released from the obligations hereunder (and the Company may, but need not, in its discretion, elect to release the undersigned from the subscription and from such obligations).

2.3           No U.S. federal or state agency has made any finding or determination as to the fairness of the terms of this Offering. These Securities have not been recommended or endorsed by any U.S. federal or state securities commission or regulatory agency.

2.4           (a) the Securities have not been registered under the Securities Act, or applicable U.S. state securities laws, (b) the Securities are deemed to be “restricted securities” under the Securities Act and applicable U.S. state securities laws and (c) the purchase of the Securities is taking place in a transaction not involving a public offering or persons that are not accredited investors. Furthermore, the undersigned is aware that any resale inconsistent with the Securities Act may create liability on the undersigned’s part and/or the part of the Company, and agrees not to assign, sell, pledge, transfer or otherwise dispose of or transfer any such Securities unless registered under the Securities Act and applicable U.S. state securities laws, or an opinion is given by counsel satisfactory to the Company that such registration is not required.

2.5           The undersigned acknowledges and agrees that there can be no assurance that there will be any market for the Securities in the foreseeable future, and that, as a result, the undersigned must be prepared to bear the economic risk of his investment for an indefinite period of time.

2.6           The Company has made available to the undersigned (a) the Company’s Articles of Incorporation and Bylaws, each as amended to date (collectively, the “Company Organizational Documents”), (b) the Shareholder Agreement dated March 18, 2013 (the “Shareholder Agreement”), (c) the Voting Agreement dated January 15, 2014 (the “Voting Agreement”), (d) the Certificate of Designations, (e) the Warrant and (f) the PPM. The undersigned also acknowledges that the undersigned has had a reasonable opportunity to examine the Company Organizational Documents, the Shareholder Agreement, the Voting Agreement, the Certificate of Designations, the Warrant and the PPM. The undersigned further acknowledges and agrees that the undersigned will be bound by the Company Organizational Documents, the Shareholder Agreement, the Voting Agreement, the Certificate of Designations, the terms of the Warrant (if one is issued) and the PPM.

3.	Subscriber’s Representations and Warranties.

The undersigned hereby represents and warrants as follows:

3.1           The undersigned is acquiring the Securities for the undersigned’s own account for investment, not for the interest of any other person, not for resale to any other person and not with a view to or in connection with a sale or distribution.

3.2           All information furnished in the Investor Questionnaire, in the form of Exhibit C attached hereto, completed by the undersigned is true and correct in all respects.

3.3           The undersigned’s overall commitment to investments that are not readily marketable is not disproportionate to the undersigned’s net worth and the undersigned’s investment in the Company will not cause such overall commitment to become excessive. The undersigned has adequate net worth and means of providing for current needs and personal contingencies to sustain a complete loss of the undersigned’s investment in the Company, and the undersigned has no need for liquidity in this investment.

3.4           The undersigned has sufficient knowledge and experience in financial and business matters so that he/she is capable of evaluating the merits and risks of an investment in the Securities and of protecting his or her interests in connection with such investment, or he/she has obtained the advice of an attorney, a certified public accountant, or an investment advisor registered under the Investment Advisors Act of 1940 or under the Michigan Uniform Securities Act of 2002, with respect to the merits and risks of an investment in the Securities and the protection of his interests.

3.5           The undersigned has had an opportunity to ask questions of and receive answers from representatives of the Company with respect to this Offering. The Company has provided the undersigned with all documents requested and has provided answers to all of the undersigned’s questions relating to an investment in the Company. In addition, the undersigned has had an opportunity to discuss this investment with representatives of the Company and to ask questions of them.

3.6           The undersigned is acquiring the Securities and has been furnished with the Company Organizational Documents (as amended to date), the Shareholder Agreement, the Voting Agreement, the Certificate of Designations, the Warrant and the PPM. The undersigned has not been furnished with any prospectus or other offering literature.

3.7           The undersigned understands that an investment in the Company is speculative and involves a high degree of risk, and the undersigned has carefully reviewed and is aware of all of the risk factors related to the purchase of the Securities.

3.8           The undersigned understands that there is no market for the Securities, and it is not anticipated that such a market will develop.

3.9           If this Subscription Agreement is executed and delivered on behalf of a partnership, trust, corporation or other entity: the undersigned has been duly authorized to execute and deliver this Subscription Agreement, the Investor Questionnaire, and all other documents and instruments (if any) executed and delivered on behalf of such entity in connection with its purchase of Securities subscribed for.

3.10         The Company and the other purchasers are relying on the truth and accuracy of the declarations, representations and warranties herein made by the undersigned. Accordingly, the foregoing representations and warranties and undertakings are made by the undersigned with the intent that they may be relied upon in determining his/her suitability as a purchaser. The undersigned agrees that such representations and warranties shall survive the acceptance of the undersigned as a purchaser, and the undersigned indemnifies and agrees to hold harmless, the Company and each other purchaser from and against all damages, claims, expenses, losses or actions resulting from the untruth of any of the warranties and representations contained in this Subscription Agreement.

3.11         The foregoing representations and warranties are true as of the date of this Subscription Agreement and shall be true as of the date the Company issues and sells Securities to the undersigned. If such representations and warranties shall not be true in any respect prior to such date, the undersigned will give prompt written notice of such fact to the Company.

4         Certificates. The undersigned agrees that each certificate representing the Securities shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required by applicable state securities or “blue sky” laws):

“THESE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE ISSUER SHALL HAVE RECEIVED AN OPINION OF COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.”

5	Registration Rights; Exchange Right.

5.1           The Company will use its best efforts to (a) file a registration statement on Form S-1 with the U.S. Securities and Exchange Commission (“SEC”) to register shares of Common Stock (a “Registration Statement”) within (6) months of the last closing (“Closing”) of this offering (the “Registration Timeframe”), provided, however, such Registration Timeframe may be extended to (a) twelve (12) months in the event the Company raises at least $5,000,000 and up to $9,999,999 from Strategic Corporate Partners (as defined below) in this Offering, and (b) eighteen (18) months in the event the Company raises at least $10,000,000 from Strategic Corporate Partners in this Offering, and (b) list its Common Stock on a Qualified National Exchange (as defined in the Certificate of Designations) within ninety (90) days following the Registration Statement being declared effective by the SEC. A “Strategic Corporate Partner” is an investor in this Offering that has at least $100 million of annual revenue and has evidenced a desire to enter into a commercial relationship with the Company.

5.2           Commencing six (6) months following the listing of the Common Stock on a Qualified National Exchange, the Company shall be obligated to notify the holder of Registrable Securities (as defined below) in writing at least ten (10) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding any registration statement relating to any employee benefit plan or with respect to any corporate reorganization or other transaction under Rule 145 of the Securities Act) and will afford each such holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such holder. Each holder of Registrable Securities desiring to include in any such registration statement, all of part of the Registrable Securities held by it shall, within ten (10) days after the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities held by such holder. If a holder decides not to include all of its Registrable Securities in the registration statement thereafter filed by the Company, such holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein. “Registrable Securities” means the shares of Common Stock underlying the Series B Preferred Stock issued and sold pursuant to this Offering.

5.3           The undersigned will receive an Exchange Right (as such term is defined in the Certificate of Designations) as set forth in the Certificate of Designations and as summarized in the PPM.

6	Governing Law; Arbitration; Venue.

6.1           This Subscription Agreement and all rights and obligations hereunder shall be deemed to be made under and governed by the laws of the State of Michigan applicable to agreements made and to be performed entirely within such State, without reference to such State’s laws regarding the conflict of laws.

6.2           Any dispute or difference with respect to any matter arising out of or in connection with this Subscription Agreement and the Offering shall first be submitted for arbitration to the American Arbitration Association.

6.3           Any litigation arising hereunder shall be instituted only in Ingham County or the state courts of the State of Michigan sitting in Ingham County. All parties agree that venue shall be proper in Ingham County for all such legal or equitable proceedings.

6.4           Failure of any party to exercise any right or remedy under this Subscription Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

6.5           All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

6.6           The headings of this Subscription Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Subscription Agreement.

6.7           If any provision of this herein shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Subscription Agreement or the validity or enforceability of this Subscription Agreement in any other jurisdiction.

[Remainder of page intentionally left blank. Signatures to follow]

Date:

Name of Subscriber:

Type of Subscriber (check one): Individual _____ Tenants in Common _____ Existing Partnership _____ Joint Tenants _____ Corporation _____ Trust _____ Minor with Adult Custodian under UGMA _____

Number of Shares of Series B Preferred Stock Subscribed For:

Number of Warrants issuable (with a strike price of $16/share):

Purchase Price Per Unit: $16.00	Aggregate Purchase Price for Units: $

By:
Signature of Subscriber	Taxpayer I.D. Number of Subscriber
Name:
Title:

Subscriber’s business address, including email, and	Subscriber’s mailing address
telephone number (please type or print)	(if different than business address)

Email:
Phone:

By:
Signature of Co-Subscriber	Taxpayer I.D. Number of Co-Subscriber
Name:

Co-Subscriber’s business address including email and	Co-Subscriber’s mailing address
telephone number (please type or print)	(if different than business address)

Email:
Phone:

Accepted:

XG SCIENCES, INC.

By:	Date Accepted:
Name:
Title:

EXHIBIT A

CERTIFICATE OF DESIGNATIONS OF SERIES B CONVERTIBLE PREFERRED STOCK

EXHIBIT B

COMPANY WIRE INSTRUCTIONS

EXHIBIT C

CONFIDENTIAL ACCREDITED INVESTOR QUESTIONNAIRE

XG SCIENCES, INC.

To:	XG Sciences, Inc.

XG Sciences, Inc., a Michigan corporation (the “Company”), is offering, pursuant to a Confidential Private Placement Memorandum dated April 18, 2015 (the “Offering”) and pursuant to an accompanying Subscription Agreement (the “Subscription Agreement”), up to $18,000,000 in Units. Each Unit shall consist of (i) shares of the Company’s Series B Convertible preferred stock, no par value per share (the “Series B Preferred Stock”), which are convertible, in accordance with the terms of the Certificate of Designations of Series B Convertible Preferred Stock attached to the Subscription Agreement as Exhibit A, into shares of the Company’s common stock, no par value per share (“Common Stock”), and (ii) subject to the terms of the Subscription Agreement, a warrant to purchase that number of shares of the Common Stock as described in the Subscription Agreement and therein (the “Warrant” and together with the Series B Preferred Stock, the “Securities”).

I.           The undersigned subscriber (the “Subscriber”) represents and warrants that he, she or it comes within one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category. ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL EXCEPT AS NECESSARY FOR THE COMPANY TO COMPLY WITH LAW AND/OR ANY RULES PROMULGATED BY ANY REGULATORY AGENCY. The undersigned shall furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A_____	The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Explanation. In calculating net worth you may include equity in personal property and real estate (other than the value, after deducting mortgage obligations, of Subscriber’s principal residence which may not be included in such net worth calculation), cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B_____	The undersigned is an individual (not a partnership, corporation, etc.) who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C_____	The undersigned is a director or executive officer of the Company, which is issuing and selling the Securities.

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Category D_____	The undersigned is a bank; a savings and loan association; insurance company; registered investment company; registered business development company; licensed small business investment company (“SBIC”); or employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or is a self directed plan with investment decisions made solely by persons that are accredited investors.

(describe entity)

Category E____	The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940.

(describe entity)

Category F_____	The undersigned is either a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Securities and with total assets in excess of $5,000,000.

(describe entity)

Category G_____	The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, where the purchase is directed by a “sophisticated person” as defined in Regulation 506(b)(2)(ii) under the Securities Act of 1933.

(describe entity)

Category H_____	The undersigned is an entity (other than a trust) all the equity owners of which are “accredited investors” within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Questionnaire.

(describe entity)

Category I_____	The undersigned is not within any of the categories above and is therefore not an accredited investor.

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For purposes hereof, “individual income” means adjusted gross income less any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (but not including any amounts attributable to a spouse or to property owned by a spouse): (i) the amount of any interest income received which is tax-exempt under Section 103 of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of Form 1040), (iii) any deduction claimed for depletion under Section 611 et seq. of the Code, and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 12.02 of the Code.

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the execution of the Subscription Agreement or this Questionnaire in the event that the representations and warranties in the Subscription Agreement or in this Questionnaire shall cease to be true, accurate and complete.

II.	SUITABILITY (please answer each question)

(a)          For an individual Subscriber, please describe your current employment, including the company by which you are employed and its principal business:

(b)          For an individual Subscriber, please describe any college or graduate degrees held by you:

(c)          For all Subscribers, please list types of prior investments:

(d)          For all Subscribers, please state whether you have you participated in other private placements before:

YES________      NO________

(e)          If your answer to question (d) above was “YES”, please indicate frequency of such prior participation in private placements of:

	Public	Private
	Companies	Companies

Frequently
Occasionally
Never

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(f)          For individual Subscribers, do you expect your current level of income to significantly decrease in the foreseeable future:

YES________      NO________

(g)          For trust, corporate, partnership and other institutional Subscribers, do you expect your total assets to significantly decrease in the foreseeable future:

YES________      NO________

(h)          For all Subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

YES________      NO________

(i)          For all Subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the Securities for which you seek to subscribe?

YES________      NO________

(j)          For all Subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES________      NO________

III.         MANNER IN WHICH TITLE IS TO BE HELD. (circle one)

(a)	Individual Ownership
(b)	Community Property
(c)	Joint Tenant with Right of Survivorship (both parties must sign)
(d)	Partnership*
(e)	Tenants in Common
(f)	Corporation*
(g)	Trust*
(h)	Limited Liability Company*
(i)	Other

*If Securities are being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

IV.	FINRA AFFILIATION.

Are you affiliated or associated with a FINRA member firm (please check one):

YES________      NO________

If Yes, please describe:

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*If Subscriber is a Registered Representative with an FINRA member firm, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA member firm acknowledges receipt of the notice required by Rule 3050 of the NASD Conduct Rules.

Name of FINRA Member Firm

By:
Authorized Officer

Date:

V.	Disqualification Events.

1.	Certain Criminal Convictions.

Have you been convicted, within the past ten (10) years (or five (5) years, in the case of the Company, its predecessors and affiliated issuers), of any felony or misdemeanor involving:

•	in connection with the purchase or sale of any security;
•	involving the making of any false filing with the U.S. Securities and Exchange Commission (the “SEC”); or
•	arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment advisor or paid solicitor of purchasers of securities?

☐ Yes. If yes, please explain: ____________________________________________________

☐ No.

2.	Certain Court Injunctions and Restraining Orders.

Are you subject to any order, judgment or decree of any court of competent jurisdiction that was entered within the past five (5) years and currently restrains or enjoins you from engaging in any conduct or practice:

•	in connection with the purchase or sale of any security;
•	involving the making of any false filing with the SEC; or
•	arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?

☐ Yes. If yes, please explain: ____________________________________________________

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☐ No.

3.	Final Orders of Certain State and Federal Regulators.

Are you subject to a Final Order (as defined below) of state regulators of securities, insurance, banking, savings associations or credit unions; federal banking agencies; the Commodity Futures Trading Commission; or the National Credit Union Administration that:

•	bars you from:
•	associating with an entity regulated by any of the aforementioned regulators;
•	engaging in the business of securities, insurance or banking; or
•	engaging in savings association or credit union activities; or

•	constitutes a Final Order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct entered within the past ten (10) years?

☐ Yes. If yes, please explain: ____________________________________________________

☐ No.

The term “Final Order” means a written directive or declaratory statement issued by a federal or state agency described in Rule 506(d)(1)(iii) under the Securities Act of 1933 under applicable statutory authority that provides for notice and an opportunity for a hearing, which constitutes a final disposition or action by that federal or state agency.

4.	SEC Disciplinary Orders.

Are you subject to any order of the SEC that currently:

•	suspends or revokes your registration as a broker, dealer, municipal securities dealer or investment adviser;
•	places limitations on the activities, functions or operations of, or imposes civil money penalties on, such person; or
•	bars you from being associated with any entity or from participating in the offering of any penny stock?[1]

☐ Yes. If yes, please explain: ____________________________________________________

☐ No.

1 A disqualification based on a suspension or limitation of activities expires when the suspension or limitation expires.

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5.	SEC Cease-and-Desist Orders.

Are you subject to any order of the SEC that was entered within the past five (5) years and currently orders you to cease and desist from committing or causing a future violation of:

•	any scienter-based (intent-based) anti-fraud provision of the federal securities laws (including, for example, but not limited to):
•	Section 17(a)(1) of the Securities Act of 1933,
•	Section 10(b) of the Exchange Act and Rule 10b-5, and
•	Section 15 (c) (1) of the Securities Exchange Act); or

•	Section 5 of the Securities Act of 1933, which generally requires that securities be registered and prohibits the sale of unregistered securities.

☐ Yes. If yes, please explain: ____________________________________________________

☐ No.

6.	SRO Suspension/Expulsion.

Have you been suspended or expelled from membership in, or suspended or barred from association with a member of, a securities self-regulatory organization (“SRO”, such as a registered national securities exchange or a registered national or affiliated securities association, including FINRA) for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade?

☐ Yes. If yes, please explain: ____________________________________________________

☐ No.

7.	SEC Stop Orders.

Have you filed (as a registrant or issuer), or were you named as an underwriter in any registration statement or Regulation A offering statement filed with the SEC that, within the past five (5) years, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is currently the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued?

☐ Yes. If yes, please explain: ____________________________________________________

☐ No.

8.	USPS False Representations Order.

Are you subject to a United States Postal Service (“USPS”) false representation order entered within the past five (5) years, or are you currently subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the USPS to constitute a scheme or device for obtaining money or property through the mail by means of false representations?

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☐ Yes. If yes, please explain: ____________________________________________________

☐ No.

VI.          The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in this Questionnaire contained herein and such answers have been provided under the assumption that the Company will rely on them.

VII.         In furnishing the above information, the undersigned acknowledges that the Company will be relying thereon in determining, among other things, whether there are reasonable grounds to believe that the undersigned qualifies as a Purchaser under Section 4(2) and/or Regulation D of the Securities Act of 1933 and applicable state securities laws for the purposes of the proposed investment.

VIII.         The undersigned understands and agrees that the Company may request further information of the undersigned in verification or amplification of the undersigned’s knowledge of business affairs, the undersigned’s assets and the undersigned’s ability to bear the economic risk involved in an investment in the securities of the Company.

IX.          The undersigned represents to you that (a) the information contained herein is complete and accurate on the date hereof and may be relied upon by you, (b) the undersigned will notify you immediately of any change in any such information occurring prior to the acceptance of the subscription and will promptly send you written confirmation of such change. The undersigned hereby certifies that he, she or it has read and understands the Subscription Agreement related hereto and (c) the undersigned acknowledges that you may be required to publicly disclose the information provided in this Questionnaire and that he, she or it consents to such public disclosure.

X.           In order for the Company to comply with applicable anti-money laundering/U.S. Treasury Department Office of Foreign Assets Control (“OFAC”) rules and regulations, Subscriber is required to provide the following information:

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1.	Payment Information

(a)          Name and address (including country) of the bank from which Subscriber’s payment to the Company is being wired (the “Wiring Bank”):

(b)          Subscriber’s wiring instructions at the Wiring Bank:

(c)          Is the Wiring Bank located in the U.S. or another “FATF Country”*?

☐ Yes              ☐ No

(d)          Is Subscriber a customer of the Wiring Bank?

☐ Yes              ☐ No

2.	Additional Information

For Individual Subscribers:

_____ A government issued form of picture identification (e.g., passport or drivers license).

_____ Proof of the individual’s current address (e.g., current utility bill), if not included in the form of picture identification.

* As of the date hereof, countries that are members of the Financial Action Task Force on Money Laundering (“FATF Country”) are: Argentina, Australia, Austria, Belgium, Brazil, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Italy, Japan, Luxembourg, Mexico, Kingdom of the Netherlands, New Zealand, Norway, Portugal, Russian Federation, Singapore, South Africa, Spain, Sweden, Switzerland, Turkey, United Kingdom and the United States of America.

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For Funds of Funds or Entities that Invest on Behalf of Third Parties:

_____	A certificate of due formation and organization and continued authorization to conduct business in the jurisdiction of its organization (e.g., certificate of good standing).

_____	An “incumbency certificate” attesting to the title of the individual executing these subscription materials on behalf of the prospective investor.

_____	A completed copy of a certification that the entity has adequate anti-money laundering policies and procedures (“AML Policies and Procedures”) in place that are consistent with the USA PATRIOT Act, OFAC and other relevant federal, state or non-U.S. anti-money laundering laws and regulations (with a copy of the entity’s current AML Policies and Procedures to which such certification relates).

_____	A letter of reference any entity not located in the U.S. or other FATF Country, from the entity’s local office of a reputable bank or brokerage firm that is incorporated, or has its principal place of business located, in the U.S. or other FATF Country certifying that the prospective investor maintains an account at such bank/brokerage firm for a length of time and containing a statement affirming the prospective investor’s integrity.

For all other Entity Subscribers:

_____	A certificate of due formation and organization and continued authorization to conduct business in the jurisdiction of its organization (e.g., certificate of good standing).

_____	An “incumbency certificate” attesting to the title of the individual executing these subscription materials on behalf of the prospective investor.

_____	A letter of reference from the entity’s local office of a reputable bank or brokerage firm that is incorporated, or has its principal place of business located, in the U.S. or other FATF Country certifying that the prospective investor maintains an account at such bank/brokerage firm for a length of time and containing a statement affirming the prospective investor’s integrity.

_____	If the prospective investor is a privately-held entity, a certified list of the names of every person or entity who is directly or indirectly the beneficial owner of 25% or more of any voting or non-voting class of equity interests of the Subscriber, including (i) country of citizenship (for individuals) or principal place of business (for entities) and, (ii) for individuals, such individual’s principal employer and position.

_____	If the prospective investor is a trust, a certified list of (i) the names of the current beneficiaries of the trust that have, directly or indirectly, 25% or more of any interest in the trust, (ii) the name of the settlor of the trust, (iii) the name(s) of the trustee(s) of the trust, and (iv) the country of citizenship (for individuals) or principal place of business (for entities).

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XI.	ADDITIONAL INFORMATION.

A TRUST MUST ATTACH A COPY OF ITS DECLARATION OF TRUST OR OTHER GOVERNING INSTRUMENT, AS AMENDED, AS WELL AS ALL OTHER DOCUMENTS THAT AUTHORIZE THE TRUST TO INVEST IN THE SECURITIES. ALL RESOLUTIONS AND DOCUMENTATION MUST BE COMPLETE AND CORRECT AS OF THE DATE HEREOF.

XII.	INFORMATION VERIFICATION CONSENT.

BY SIGNING THIS QUESTIONNAIRE, SUBSCRIBER HEREBY GRANTS THE COMPANY PERMISSION TO REVIEW ALL PUBLICLY AVAILABLE INFORMATION REGARDING SUBSCRIBER, INCLUDING, BUT NOT LIMITED TO INFORMATION PROVIDED BY OFAC FOR THE PURPOSE OF VERIFYING INFORMATION PROVIDED BY SUBSCRIBER HEREIN.

[SIGNATURE PAGE FOLLOWS]

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INVESTOR QUESTIONNAIRE EXECUTION PAGE

Subscriber’s Name	Co-Subscriber’s Name

Signature	Signature (if purchasing jointly)

Name Typed or Printed	Name Typed or Printed

Title	Title

Address	Address

City, State and Zip Code	City, State and Zip Code

Telephone Number	Telephone Number

Email Address	Email Address

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EXHIBIT D

FORM OF WARRANT